UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________________
FORM 8-K
_______________________________________________
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  December 11, 2018
Earliest Event Date requiring this Report:  December 11, 2018

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Florida	0-28331	84-1047159
(State of Incorporation or	(Commission File Number)	(I.R.S. Employer
Organization)		Identification No.)
431 Fairway Drive, Suite 200
 Deerfield Beach, Florida 33441
(Address of principal executive offices)

(954) 570-8889, Ext. 313
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
⁯ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⁯ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⁯ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⁯ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01  Change in Registrant's Certifying Accountant
On December 12, 2018, the Audit Committee of the Board of Directors of Capstone Companies, Inc. (the "Company") approved the appointment of Kaufman Rossin, P.A.,  located in Boca Raton, Florida, ("Kaufman") as the independent registered public accounting firm for the Company's fiscal year ending December 31, 2018.   The Audit Committee concluded that Kaufman offered the most advantageous and cost-effective local audit and accounting resources for Company's audit needs.

The Company's former  independent registered public accounting firm, Mayer Hoffman McCann P.C., located in Boca Raton, Florida, ("Mayer Hoffman") resigned effective December 11, 2018.  The Company and Mayer Hoffman could not reach mutually acceptable financial terms of engagement for the 2018 fiscal year-end audit work.  The change in independent registered public accounting firms will take place as of December 12, 2018.
Mayer Hoffman McCann P.C.'s audit reports on the Company's consolidated financial statements as of and for the fiscal years December 31, 2017 and 2016 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended December 31,  2017 and 2016, and the subsequent interim periods through September 30, 2018,  there were (i) no disagreements between the Company and Mayer Hoffman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to Mayer Hoffman's satisfaction, would have caused Mayer Hoffman to make reference thereto in their reports, and (ii) no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K.
The Company provided Mayer Hoffman with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Mayer Hoffman furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of Mayer Hoffman's letter dated December 14, 2018, is filed as Exhibit 16.1 hereto.
During the fiscal years ended December 31, 2017 and 2016, and the subsequent interim periods through September 30, 2018, neither the Company nor anyone on its behalf consulted with Kaufman regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Kaufman concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.
Item 9.01  Financial Statements and Exhibits
(d) Exhibits
EXHIBIT NUMBER EXHIBIT DESCRIPTION
16.1	Letter from Mayer Hoffman McCann P.C. to Capstone Companies, Inc., dated December 14, 2018

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

By: /s/ James G. McClinton
James G. McClinton, Chief Executive Officer
Dated: December 14, 2018